UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

 Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2023

Griffin Realty Trust
(Exact name of registrant as specified in its charter)

Commission File Number:  000-55605

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 606-3200
(Registrant's telephone number, including area code)

Griffin Realty Trust, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 19, 2023, Griffin Realty Trust (the “Registrant”) amended and restated its bylaws primarily to reflect changes made in connection with the change in the Registrant’s form of organization as described below. The summary above is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.2 to this Current Report, and is incorporated herein by reference.

Item 8.01.	Other Events

On January 19, 2023, the Registrant filed articles of conversion (the “Articles of Conversion”) and a declaration of trust (the “Declaration of Trust”) with the Maryland State Department of Assessments and Taxation to convert the Registrant from a Maryland corporation to a Maryland real estate investment trust (the “Conversion”). The Articles of Conversion were filed as Annex A-3 to the Registrant’s definitive proxy statement filed with the Securities and Exchange Commission on August 29, 2022 and are incorporated herein by reference. Upon the Conversion, the Registrant changed its name from Griffin Realty Trust, Inc. to Griffin Realty Trust. The Conversion was approved by stockholders at the 2022 annual meeting of stockholders. A summary of the changes effected by the Declaration of Trust was set forth in the Registrant’s definitive proxy statement filed with the Securities and Exchange Commission on August 29, 2022.  The Declaration of Trust is filed as Exhibit 3.1 to this Current Report, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
3.1	Declaration of Trust
3.2	Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Realty Trust

Date: January 20, 2023	By:	/s/ Javier F. Bitar
Javier F. Bitar
Chief Financial Officer and Treasurer